                                                                   EXHIBIT 10(a)

                                 FIRST AMENDMENT
                                     TO THE
                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                     SUPPLEMENTAL DEFINED CONTRIBUTION PLAN
                          (JANUARY 1, 1997 RESTATEMENT)


         WHEREAS, Applied Industrial Technologies, Inc. (formerly known as Bearings, Inc. and hereinafter referred to as the "Company") established the Applied Industrial Technologies, Inc. Supplemental Defined Contribution Plan (formerly known as the Bearings, Inc. Supplemental Defined Contribution Plan and hereinafter referred to as the "Plan"), effective as of January 1, 1996, for the benefit of a select group of management or highly compensated employees; and

         WHEREAS, effective as of January 1, 1997, the Plan was subsequently amended and restated; and

         WHEREAS, the Company desires to amend said restated Plan;

         NOW, THEREFORE, effective as of October 1, 2000, the Plan is hereby amended in the respects hereinafter set forth:

         1. Section 1.1 of the Plan is hereby amended by the addition of Paragraph (23) at the end thereof to provide as follows:

          (23) The term "APPLIED DEFERRED COMPENSATION PLAN" shall mean the Applied Industrial Technologies, Inc. Deferred Compensation Plan (formerly the Bearings, Inc. Deferred Compensation Plan), as amended from time to time.

         2. Section 1.1 of the Plan is hereby amended by the addition of Paragraph (24) at the end thereof to provide as follows:

          (24) The term "TRANSFERRED CONTRIBUTIONS" shall mean the contributions that are transferred from the Applied Deferred Compensation Plan pursuant to the terms thereof for crediting to the Separate Account of a Participant who is a Retired Participant under the Applied Deferred Compensation Plan.

         3. Section 1.1 of the Plan is hereby amended by the addition of Paragraph (25) at the end thereof to provide as follows:

                  (25) The term "TRANSFERRED CONTRIBUTIONS ACCOUNT" shall mean the Separate Account to which Transferred Contributions of a Participant who is a Retired Participant under the Applied Industrial Technologies, Inc. Deferred Compensation Plan are credited in accordance with the provisions of Section 4.1 of the Plan.

         4. Section 4.1 of the Plan is hereby amended to provide as follows:

                  4.1 TYPES OF SEPARATE ACCOUNTS. Each Participant shall have established in his name the following Separate Accounts which shall reflect the type of contributions credited to him pursuant to Article III or transferred to the Plan from his Deferral Account under the Applied Deferred Compensation Plan:

                  (a) a Supplemental 401(k) Account which shall reflect the Supplemental 401(k) Contributions credited to a Participant pursuant to Section 3.1 as well as any amount transferred from the King Bearing, Inc. Nonqualified Supplemental Executive Retirement Plan, and any adjustment thereto pursuant to Section 4.2; and

                  (b) a Supplemental Matching Account which shall reflect the Supplemental Matching Contributions credited to a Participant pursuant to Section 3.2, and any adjustment thereto pursuant to Section 4.2; and

                  (c) a Transferred Contributions Account which shall reflect any Transferred Contributions that are credited to a Participant who is also a Retired Participant under the terms of the Applied Deferred Compensation Plan and that are transferred from the Applied Deferred Compensation Plan pursuant to the procedures thereunder, and any adjustment thereto pursuant to Section 4.2.

         5. Article IV of the Plan is hereby amended by the addition of Section
4.7 at the end thereof to provide as follows:

                  4.7 INVESTMENT OF TRANSFERRED CONTRIBUTIONS. Subject to procedures specified by the Company, each Participant who has Transferred Contributions credited to his Transferred Contributions Account shall elect the Funds in which such Transferred Contributions are to be deemed invested. In addition, each such Participant may elect to change the manner in which his Transferred Contributions are deemed to be invested in the form, time and manner specified by the Company. Upon receipt of any such election, the Company shall cause the crediting or transfer, as the case may be, of such Transferred Contributions among the Funds designated by the Participant pursuant to procedures specified by the Company.

         6. Section 5.2 of the Plan is hereby amended to provide as follows:

                  5.2 METHOD OF DISTRIBUTION. Except as otherwise provided in Sections 5.3 and 5.4, the balance of a Participant's Separate Accounts shall be paid to the

         Participant, or his Beneficiary, if applicable, in a single sum cash payment or in substantially equal annual installment payments over a period not in excess of three years and shall be determined as of the most recent Valuation Date; provided, however, that any Participant who has assets credited to a Transferred Contributions Account shall have the balance of his Separate Accounts paid over a period that is not in excess of ten years.

         Executed at Cleveland, Ohio this  28th  day of  September  , 2000.
                                           ---------    -----------

                                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.


                                      By:  /s/ Robert C. Stinson
                                         -----------------------------------
                                      Title:  Vice President



                                       3